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                                  EXHIBIT 10.1

                       VERTEX PHARMACEUTICALS INCORPORATED

                             1991 STOCK OPTION PLAN

                As amended and restated as of September 14, 1999

         1.       PURPOSE OF PLAN.

         The purpose of this 1991 Stock Option Plan (the "Plan") is to promote the interests of Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (the "Company," including for the purposes of this paragraph any affiliated companies), by providing a method whereby employees of the Company, and others providing material assistance to the Company, may be given compensation or additional compensation for their efforts on behalf of or assistance to the Company, and to aid the Company in attracting and retaining capable personnel.

         2. SCOPE AND DURATION OF THE PLAN.

         Options granted under this Plan may contain such terms as will qualify the options as incentive stock options ("ISOs") within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of non-statutory stock options ("NSOs"). Unless otherwise indicated, references in this Plan to "options" include ISOs and NSOs. Subject to adjustment as provided in Section 11 hereof, the maximum number and kind of shares of the Company's capital stock with respect to which options may be granted under this Plan shall be 2,000,000 shares of Common Stock, $.01 par value per share ("Common Stock"). Until termination of this Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Such shares may be authorized and unissued shares or shares held in the Company's treasury.

         There shall become available for subsequent grants under this Plan any shares of Common Stock underlying an option which cease for any reason to be subject to purchase under such option. No ISO shall be granted under this Plan more than 10 years after adoption of the Plan by the Board of Directors.

         3.       ADMINISTRATION OF PLAN.

         The Compensation Committee or any successor thereto (the "Committee") appointed by the Company's Board of Directors shall administer this Plan. The Committee shall have full power and authority to: (i) designate the employees and other persons to whom options shall be granted; (ii) designate options or any portion thereof as ISOs; (iii) determine the number of shares of Common Stock for which options may be granted and the option price or prices; (iv) determine the other terms and provisions of option agreements (which need not be identical) including, but not limited to, provisions concerning the time or times when and the extent to which the options may be exercised and the nature and duration of restrictions as to transferability or constituting substantial risks of forfeiture, provided that with respect to ISOs such time or times shall not occur before approval of this Plan by the stockholders of the Company in the manner provided under Section 15 below; (v) amend or modify any option, with the consent of the holder thereof; (vi) accelerate the right of an optionee to exercise in whole or in part any previously granted option; and (vii) interpret the provisions and supervise the administration of this Plan.

         Options may be granted singly or in combination. The Committee shall have the authority to grant in its discretion to the holder of an outstanding option in exchange for the surrender and

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cancellation of such option, a new option in the same or a different form and containing such terms as the Committee may deem appropriate, including without limitation a price which is different (either higher or lower) than any price provided in the option so surrendered and cancelled.

         In connection with the grant of an NSO, the Committee may in its discretion, concurrently or after grant of the NSO, grant or agree to grant a tax offset bonus to the optionee to offset in whole or in part the tax liability of the optionee realized upon exercise of the NSO.

         All decisions and selections made by the Committee pursuant to the provisions of this Plan shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members of the Committee who are authorized to make such decision shall be as fully effective as if it had been made by a majority at a duly held meeting of the Committee.

         The Committee may employ attorneys, consultants, accountants or other persons, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all persons who receive grants of options, and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to this Plan or grants hereunder. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by such member or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members of the Committee may have as directors or otherwise under the by-laws of the Company, or any agreement, vote of stockholders or disinterested directors, or otherwise.

         4.       DESIGNATION OF PARTICIPANTS.

         Options may be granted only to employees, including officers who are employees, of the Company or any parent or subsidiary of the Company, and other individuals, including consultants, who are determined by the Committee to contribute, or have the potential to contribute, materially to the success of the Company or any parent or subsidiary, provided that ISOs shall be granted only to persons who are employees of the Company or any parent or subsidiary of the Company.

         5.       OPTION PRICE.

         (a) The purchase price of each share of Common Stock subject to an option or any portion thereof which has been designated as an ISO shall not be less than 100% (or 110%, if at the time of grant the optionee owns or under Section 424(d) of the Code is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation) of the fair market value of such share on the date the option is granted, determined without regard to any restriction other than a restriction which, by its terms, will never lapse. The purchase price of each share of Common Stock subject to an NSO shall be such price as the Committee shall determine in its sole discretion.

         (b) The fair market value of a share of Common Stock on a particular date shall be the mean between the highest and lowest quoted selling prices on such date (the "valuation date") on the securities market where the Common Stock of the Company is traded, or if there were no sales on the valuation date, on the next preceding date within a reasonable period (as determined in the sole discretion of the Committee) on which there were sales. In the event that there were no sales

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in such a market within a reasonable period, the fair market value shall be as determined in good faith by the Board of Directors in its sole discretion.

         6.       TERM AND EXERCISE OF OPTIONS.

         (a) The term of each ISO granted under this Plan shall be not more than ten years from the date of grant, or five years from the date of grant if at the time of grant the optionee owns (or under Section 424(d) of the Code is deemed to own) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation. The term of each NSO granted under this Plan shall be such period of time as the Committee shall determine in its sole discretion.

         (b) An option shall be exercisable at such time or times as shall be determined by the Committee. An option may be exercised only by written notice of intent to exercise such option with respect to a specified number of shares of Common Stock and payment to the Company of the amount of the option price for the number of shares of Common Stock as to which such notice applies. Payment for such shares shall be paid at the time of purchase (i) in cash, (ii) with shares of Common Stock that have been held for at least six months, to be valued at the fair market value thereof on the date of such exercise, determined as provided in Section 5(b), (iii) by any other means, including the promissory note of the holder of the option, which the Committee determines to be consistent with the purpose of this Plan and applicable law, or (iv) a combination of the foregoing. Upon receipt of payment, the Company shall deliver to the person exercising such option a certificate or certificates for such shares. It shall be a condition of the Company's obligation to issue Common Stock upon exercise of an option that the person exercising the option pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the transfer of Common Stock upon such exercise or (in the case of an ISO) with respect to the disposition of such Common Stock.

         The Committee may establish a program through which optionees can borrow funds with which to purchase Common Stock pursuant to exercise of an option.

         (c) The proceeds of the sale of Common Stock subject to options are to be added to the general funds of the Company and used for its general corporate purposes.

         7.       INCENTIVE STOCK OPTIONS. [Intentionally omitted.]

         8.       TRANSFER OF OPTIONS.

         An option or portion thereof designated as an ISO shall not be transferable by an optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him. An NSO shall not be transferable by an optionee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, except as otherwise provided by the Committee. Notwithstanding the foregoing, the designation of a beneficiary of an option by an optionee shall not be deemed a transfer prohibited by this Section.

         9.       TERMINATION OF EMPLOYMENT.

         (a) If the employment of an optionee terminates for any reason other than for cause or by reason of death, or disability (as may be determined by the Committee under Section 9(c) below), the optionee may for a period of three months after the date of termination of employment (unless a longer period is allowed by the Committee) exercise options held by the optionee to the extent he or she was entitled to exercise such options on the date when his or her employment


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terminated. In no event, however, may such optionee exercise an option at a time when the option would not be exercisable had the optionee remained an employee. For purposes of this Section 9, an optionee's employment will not be considered terminated (i) if the Committee in the exercise of its discretion shall so determine in the case of sick leave or other bona fide leave of absence approved by the Company or any parent or subsidiary company or (ii) in the case of a transfer by such optionee to the employment of an affiliated company of the employing company.

         (b) If an optionee dies at a time when he or she is entitled to exercise an option, then at any time or times within one year after death, such option may be exercised, as to all or any of the shares which the optionee was entitled to purchase immediately prior to his death, by the optionee's executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution. In no event, however, may any option be exercised after the expiration of such option by its terms, except as the Committee may otherwise allow for a period up to one year after such optionee's death.

         (c) If an optionee becomes disabled at a time when he or she is entitled to exercise an option, then at any time or times within one year after the date of such disability, he or she may exercise such option as to all or any of the shares which he or she was entitled to purchase under such option immediately prior to his or her disability. In no event, however, may any option be exercised after the expiration of such option by its terms. The Committee shall have authority to determine whether or not an optionee has become disabled (as such term may be used in the Code); and its determination shall be binding on all concerned.

         (d) If termination of employment of an optionee shall be for cause or in violation of an agreement by the optionee to remain in the employ of the Company or any parent or subsidiary company, the options held by such optionee shall terminate forthwith. If an optionee shall breach in a material respect an agreement to refrain from competition with the Company or any parent or subsidiary company, or to refrain from solicitation of the Company's customers, suppliers or employees of the Company or any parent or subsidiary company, the options, and any shares of Common Stock issued pursuant to the exercise of options, held by such optionee shall at the option of the Company be forfeited by the optionee and deemed not to be outstanding.

         10.      RIGHTS OF STOCKHOLDERS.

         The holders of options shall not be or have any of the rights or privileges of stockholders of the Company in respect of any shares of Common Stock purchasable upon the exercise of any option until such option shall have been validly exercised.

         11.      ADJUSTMENTS.

         Notwithstanding any other provision of this Plan, the Committee may at any time make or provide for such adjustments to this Plan, to the number and class of shares available hereunder or to any outstanding options, as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock of other than a normal cash dividend, changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any general offer to holders of Common Stock relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding options, including in the Committee's discretion revision of outstanding options, so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive.




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         12.      AMENDMENTS OR TERMINATION.

         The Company's Board of Directors or the Committee may amend, alter, or discontinue this Plan, except that no amendment or alteration requiring stockholder approval pursuant to the Code's provisions with respect to ISOs shall be made without the approval of the Company's stockholders.

         13.      FOREIGN NATIONALS.

         The Committee may in order to fulfill the purposes of this Plan modify grants to participants who are foreign nationals or employed outside the United States to accommodate differences in applicable law, tax policy, or custom.

         14.      GOVERNING LAW.

         This Plan shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts to the extent that such laws, as applicable to the Plan, are not superseded by or inconsistent with Federal law.

         15.      EFFECTIVE DATE.

         This Plan is effective as of May 24, 1991, the date of its adoption by the Company's Board of Directors and Shareholders.

         16. CONSOLIDATIONS OR MERGERS. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets (any of the foregoing, an "Acquisition"), all then outstanding Options shall terminate unless assumed pursuant to clause (i) below; provided, that either (i) the Committee shall provide for the surviving or acquiring entity or an affiliate thereof to assume the outstanding Options or grant replacement options in lieu thereof, any such replacement to be upon an equitable basis as determined by the Committee, or (ii) if there is no such assumption or substitution, all outstanding Options shall become immediately and fully exercisable immediately prior to the Acquisition, notwithstanding any restrictions or vesting conditions set forth therein.

rev.11/18/99/SPC




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